Exhibit 99.2

July 2007

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or Jeff.Richardson@53.com

Jeff Richardson	Jim Eglseder
SVP/Investor Relations	VP/Investor Relations
(513) 534-0983	(513) 534-8424

	Three Months Ended
	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
Ratios (percent)
Return on average assets	1.49	1.47	0.25	1.41	1.45	1.41	1.27	1.51
Return on average equity	15.7	14.6	2.6	15.1	16.0	15.3	13.9	16.6
Average equity as a percent of average assets	9.53	10.05	9.70	9.33	9.09	9.17	9.12	9.11
Net interest margin (a)	3.37	3.44	3.16	2.99	3.01	3.08	3.11	3.16
Efficiency (a)	55.3	57.0	82.9	55.5	55.3	54.7	55.6	53.5
Net losses charged off as a percent of average loans and leases	0.55	0.39	0.52	0.43	0.37	0.42	0.67	0.38
Allowance for loan and lease losses as a percent of loans and leases	1.06	1.05	1.04	1.04	1.04	1.05	1.06	1.06
Allowance for credit losses as a percent of loans and leases	1.16	1.15	1.14	1.14	1.14	1.14	1.16	1.16
Nonperforming assets as a percent of loans, leases and other assets, including OREO	0.70	0.66	0.61	0.56	0.49	0.51	0.52	0.51
Allowance for loan and lease losses as a percent of nonperforming assets	152.21	158.80	169.62	185.04	210.37	205.78	206.03	207.39
Allowance for credit losses as a percent of nonperforming assets	166.77	174.82	186.33	203.39	230.94	224.76	225.33	226.99

Common Share Data
Earnings per share	$0.69	$0.65	$0.12	$0.68	$0.69	$0.66	$0.60	$0.71
Earnings per diluted share	0.69	0.65	0.12	0.68	0.69	0.65	0.60	0.71
Cash dividends per common share	0.42	0.42	0.40	0.40	0.40	0.38	0.38	0.38
Book value per share	17.16	17.82	18.02	17.96	17.13	17.01	17.00	16.93
Common shares outstanding, excluding treasury	535,696,910	550,077,279	556,252,674	558,066,338	557,894,188	556,500,991	555,623,430	554,400,091
Market price per share:
High	$43.32	$41.41	$41.57	$40.18	$41.02	$41.43	$42.50	$43.99
Low	37.88	37.93	37.75	35.95	35.86	36.30	35.04	36.38
End of period	39.77	38.69	40.93	38.08	36.95	39.36	37.72	36.75
Price/earnings ratio (b)	18.58	18.08	19.13	14.53	13.94	14.52	13.57	14.76

Supplemental Data
Common dividends declared ($ in millions)	$225	$231	$222	$223	$223	$211	$211	$210
Full-time equivalent employees	21,033	21,442	21,362	21,301	21,230	21,497	21,681	21,674
Banking centers	1,167	1,161	1,150	1,145	1,138	1,132	1,119	1,106
ATMs	2,132	2,104	2,096	2,114	2,034	2,025	2,024	1,996

(a)	Presented on a fully taxable equivalent basis (“FTE”).
(b)	Based on the most recent twelve-month earnings per diluted share and end of period stock prices.

	Three Months Ended
	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
Income Statement ($ in millions)
Interest income (FTE)	$1,495	$1,466	$1,551	$1,540	$1,483	$1,405	$1,359	$1,291
Interest expense	750	724	807	821	767	687	624	546

Net interest income (FTE)	745	742	744	719	716	718	735	745
Provision for loan and lease losses	121	84	107	87	71	78	134	69
Noninterest income:
Electronic payment processing revenue	243	225	232	218	211	196	204	190
Service charges on deposits	142	126	122	134	135	126	133	137
Investment advisory revenue	97	96	90	89	96	91	87	89
Corporate banking revenue	88	83	82	79	82	76	92	71
Mortgage banking net revenue	41	40	30	36	41	47	42	45
Other noninterest income	96	78	58	87	76	80	77	82
Securities gains (losses), net	—	—	(398)	19	14	1	1	8
Securities gains, net - non-qualifying hedges on mortgage servicing rights	—	—	3	—	—	—	—	—

Total noninterest income	707	648	219	662	655	617	636	622
Noninterest expense:
Salaries, wages and incentives	309	292	300	288	303	284	287	285
Employee benefits	68	87	61	74	69	87	65	70
Payment processing expense	97	92	89	84	80	71	77	69
Net occupancy expense	68	65	65	63	59	58	59	54
Technology and communications	41	40	39	36	34	33	38	36
Equipment expense	31	29	30	32	28	26	29	26
Other noninterest expense	189	188	214	190	186	172	208	192

Total noninterest expense	803	793	798	767	759	731	763	732

Income before income taxes and cumulative effect (FTE)	528	513	58	527	541	526	474	566
Taxable equivalent adjustment	6	6	6	6	6	7	7	8

Income before income taxes and cumulative effect	522	507	52	521	535	519	467	558
Applicable income taxes	146	148	(14)	144	153	160	135	163

Income before cumulative effect	376	359	66	377	382	359	332	395
Cumulative effect of change in accounting principle, net of tax	—	—	—	—	—	4	—	—

Net income	$376	$359	$66	$377	$382	$363	$332	$395

Net income available to common shareholders (a)	$375	$359	$66	$377	$382	$363	$332	$395

Regulatory Capital Data ($ in millions) (b)
Tier I capital	$8,675	$9,053	$8,625	$8,810	$8,660	$8,434	$8,209	$8,030
Tier II capital	2,583	2,581	2,760	2,007	1,957	1,966	2,031	2,016

Total risk-based capital	$11,258	$11,634	$11,385	$10,817	$10,617	$10,400	$10,240	$10,046

Risk-weighted assets	$107,281	$103,937	$102,823	$101,940	$101,126	$98,511	$98,293	$95,316

Tier I capital ratio	8.08%	8.71%	8.39%	8.64%	8.56%	8.56%	8.35%	8.42%
Total risk-based capital ratio	10.49%	11.19%	11.07%	10.61%	10.50%	10.56%	10.42%	10.54%
Tier I leverage ratio	8.80%	9.36%	8.44%	8.52%	8.38%	8.24%	8.08%	7.93%

(a)	Dividends on preferred stock are $.185 million for all quarters presented.
(b)	June 30, 2007 regulatory capital data and ratios are estimated.

	As of
	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,327	$2,244	$2,737	$2,399	$2,670	$2,494	$3,078	$3,372
Available-for-sale and other securities	11,015	10,592	11,053	19,514	20,345	21,276	21,924	22,537
Held-to-maturity securities	346	347	356	359	358	365	389	332
Trading securities	148	160	187	164	173	156	117	105
Other short-term investments	404	223	809	125	207	159	158	113

Total cash and securities	14,240	13,566	15,142	22,561	23,753	24,450	25,666	26,459
Loans held for sale	1,708	1,382	1,150	872	931	744	1,304	1,237
Portfolio loans and leases	75,709	74,821	74,353	73,480	72,577	71,422	69,925	68,754

Total loans and leases	77,417	76,203	75,503	74,352	73,508	72,166	71,229	69,991
Allowance for loan and lease losses	(803)	(784)	(771)	(761)	(753)	(749)	(744)	(727)
Bank premises and equipment	2,063	2,001	1,940	1,902	1,853	1,798	1,726	1,643
Operating lease equipment	209	212	202	142	150	137	143	159
Goodwill	2,192	2,192	2,193	2,193	2,194	2,194	2,169	2,176
Intangible assets	147	158	166	175	185	189	208	220
Servicing rights	607	572	524	504	489	468	441	417
Other real estate owned	113	99	88	80	69	68	54	52
Other assets	5,205	5,605	5,682	4,680	4,663	4,323	4,333	4,218

Total assets	$101,390	$99,824	$100,669	$105,828	$106,111	$105,044	$105,225	$104,608

Liabilities
Deposits:
Demand	$13,524	$13,510	$14,331	$13,883	$14,078	$14,134	$14,609	$14,294
Interest checking	14,672	15,755	15,993	15,855	16,788	17,511	18,282	18,169
Savings	15,036	14,256	13,181	12,392	12,061	11,902	11,276	10,437
Money market	6,334	6,336	6,584	6,462	6,505	6,399	6,129	5,855
Other time	10,428	10,869	10,987	10,818	10,627	10,105	9,313	8,867
Certificates - $100,000 and over	6,204	6,776	6,628	6,871	5,691	5,085	4,343	4,195
Foreign office	2,995	1,686	1,676	2,362	4,773	3,874	3,482	3,678

Total deposits	69,193	69,188	69,380	68,643	70,523	69,010	67,434	65,495
Federal funds purchased	3,824	1,622	1,421	5,434	2,493	3,715	5,323	3,548
Other short-term borrowings	3,331	2,383	2,796	3,833	5,275	4,472	4,246	6,075
Other liabilities	3,894	4,207	4,492	3,726	3,762	3,632	3,549	3,583
Long-term debt	11,957	12,620	12,558	14,170	14,502	14,746	15,227	16,522

Total liabilities	92,199	90,020	90,647	95,806	96,555	95,575	95,779	95,223

Shareholders’ Equity
Common and preferred equity	11,542	11,440	11,433	11,576	11,411	11,274	11,138	11,038
Accumulated other comprehensive income related to employee benefit plans	(56)	(58)	(59)	(5)	(5)	(5)	(5)	(4)
Net unrealized gains (losses):
Available-for-sale securities	(230)	(105)	(119)	(382)	(670)	(553)	(395)	(296)
Qualifying cash flow hedges	(7)	—	(1)	(5)	(8)	(10)	(13)	(17)
Treasury stock, at cost	(2,058)	(1,473)	(1,232)	(1,162)	(1,172)	(1,237)	(1,279)	(1,336)

Total shareholders’ equity	9,191	9,804	10,022	10,022	9,556	9,469	9,446	9,385

Total liabilities & shareholders’ equity	$101,390	$99,824	$100,669	$105,828	$106,111	$105,044	$105,225	$104,608

Share Data
Preferred shares outstanding	9,250	9,250	9,250	9,250	9,250	9,250	9,250	9,250
Common shares outstanding, excluding treasury	535,696,910	550,077,279	556,252,674	558,066,338	557,894,188	556,500,991	555,623,430	554,400,091
Treasury shares held	47,730,194	33,349,825	27,174,430	25,360,766	25,532,916	26,926,113	27,803,674	29,027,013

	Three Months Ended
	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$77,048	$75,861	$75,262	$73,938	$73,093	$71,634	$70,489	$68,556
Taxable securities	11,030	10,951	16,685	20,836	21,642	22,116	22,376	24,013
Tax exempt securities	508	534	568	587	616	644	698	787
Other short-term investments	173	188	1,009	159	181	157	200	115

Total interest-earning assets	88,759	87,534	93,524	95,520	95,532	94,551	93,763	93,471
Cash and due from banks	2,265	2,287	2,398	2,355	2,564	2,668	2,847	2,742
Other assets	10,524	10,140	9,440	8,745	8,393	8,261	8,105	8,207
Allowance for loan and lease losses	(781)	(769)	(760)	(752)	(748)	(744)	(727)	(721)

Total assets	$100,767	$99,192	$104,602	$105,868	$105,741	$104,736	$103,988	$103,699

Liabilities
Interest-bearing liabilities:
Interest checking	$15,061	$15,509	$15,744	$16,251	$17,025	$17,603	$17,828	$18,498
Savings	14,620	13,689	12,812	12,279	12,064	11,588	11,036	9,939
Money market	6,244	6,377	6,572	6,371	6,429	6,086	5,974	5,154
Other time	10,780	11,037	10,991	10,794	10,449	9,749	9,143	8,730
Certificates - $100,000 and over	6,511	6,682	6,750	6,415	5,316	4,670	4,354	4,156
Foreign office	2,369	1,707	2,758	3,668	4,382	4,050	3,703	3,925
Federal funds purchased	3,540	2,505	3,615	4,546	3,886	4,553	4,771	4,001
Other short-term borrowings	2,372	2,400	4,468	4,056	4,854	4,718	4,408	5,619
Long-term debt	12,238	12,242	13,059	14,355	14,465	15,132	15,956	16,914

Total interest-bearing liabilities	73,735	72,148	76,769	78,735	78,870	78,149	77,173	76,936
Demand deposits	13,370	13,185	13,882	13,642	13,764	13,674	14,099	13,977
Other liabilities	4,063	3,889	3,801	3,613	3,500	3,312	3,236	3,335

Total liabilities	91,168	89,222	94,452	95,990	96,134	95,135	94,508	94,248
Shareholders’ equity	9,599	9,970	10,150	9,878	9,607	9,601	9,480	9,451

Total liabilities & shareholders’ equity	$100,767	$99,192	$104,602	$105,868	$105,741	$104,736	$103,988	$103,699

Average loans and leases (excluding held for sale)	$75,205	$74,416	$74,032	$72,903	$72,209	$70,603	$69,218	$67,539

Average common shares outstanding:
Basic	540,263,755	551,501,038	554,978,470	555,565,365	554,977,557	554,397,914	553,590,943	553,854,684
Diluted	543,228,461	554,174,864	557,654,120	557,948,598	557,489,491	556,868,587	556,321,949	557,681,044

	Three Months Ended
	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
Asset Quality ($ in millions)
Nonaccrual loans and leases	$406	$390	$352	$320	$281	$291	$294	$285
Renegotiated loans and leases	—	—	—	—	—	—	—	1
Other assets, including other real estate owned	122	104	103	91	77	73	67	65

Total nonperforming assets	$528	$494	$455	$411	$358	$364	$361	$351

Ninety days past due loans and leases	$302	$243	$210	$196	$191	$160	$155	$156

End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$22,162	$21,479	$20,831	$21,260	$20,717	$19,967	$19,377	$18,669
Commercial mortgage	11,112	10,909	10,405	9,879	9,792	9,861	9,188	9,138
Commercial construction	5,469	5,688	6,168	5,879	5,950	5,883	6,342	5,880
Commercial leases	3,698	3,694	3,841	3,752	3,740	3,726	3,698	3,619

Subtotal - commercial	42,441	41,770	41,245	40,770	40,199	39,437	38,605	37,306
Consumer:
Residential mortgage	10,038	9,730	9,905	9,629	9,528	9,122	8,991	9,213
Home equity	11,780	11,948	12,154	12,235	12,087	11,894	11,805	11,557
Automobile loans	10,714	10,400	10,028	9,599	9,512	9,453	9,396	9,401
Credit card	1,263	1,111	1,004	876	846	763	788	732
Other consumer loans and leases	1,181	1,244	1,167	1,243	1,336	1,497	1,644	1,782

Subtotal - consumer	34,976	34,433	34,258	33,582	33,309	32,729	32,624	32,685

Total loans and leases	$77,417	$76,203	$75,503	$74,352	$73,508	$72,166	$71,229	$69,991

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$21,587	$20,908	$21,228	$20,879	$20,338	$19,549	$18,990	$18,274
Commercial mortgage	11,030	10,566	9,929	9,833	9,980	9,441	9,159	9,095
Commercial construction	5,595	6,014	6,099	5,913	5,840	6,211	6,051	5,700
Commercial leases	3,678	3,661	3,762	3,740	3,729	3,686	3,611	3,537

Subtotal - commercial	41,890	41,149	41,018	40,365	39,887	38,887	37,811	36,606
Consumer:
Residential mortgage	10,201	10,166	10,038	9,699	9,491	9,057	9,117	8,895
Home equity	11,886	12,072	12,225	12,174	11,999	11,879	11,681	11,422
Automobile loans	10,552	10,230	9,834	9,522	9,480	9,440	9,406	9,036
Credit card	1,248	1,021	915	870	797	766	743	708
Other consumer loans and leases	1,271	1,223	1,232	1,308	1,439	1,605	1,731	1,889

Subtotal - consumer	35,158	34,712	34,244	33,573	33,206	32,747	32,678	31,950

Total average loans and leases	$77,048	$75,861	$75,262	$73,938	$73,093	$71,634	$70,489	$68,556

Nonperforming Loans ($ in millions)(non-accrual plus renegotiated)
Commercial construction loans	$65	$57	$54	$31	$18	$20	$31	$29
Commercial mortgage	113	107	84	49	62	74	51	53
Commercial loans and leases	141	143	133	167	129	126	146	140
Consumer mortgage and construction	40	38	38	34	34	34	30	31
Other consumer loans and leases	47	45	43	39	38	37	36	33

Total nonperforming loans	$406	$390	$352	$320	$281	$291	$294	$286

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(124)	$(99)	$(118)	$(96)	$(96)	$(96)	$(137)	$(79)
Recoveries	22	28	21	17	29	23	20	15

Net losses charged off	$(102)	$(71)	$(97)	$(79)	$(67)	$(73)	$(117)	$(64)